LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-A

COLLECTION PERIOD:                  DECEMBER 1-31, 2004                            PAYMENT DATE:   JAN 18 2005
DETERMINATION DATE:                 JAN 11 2005                                    REPORT BRANCH:  2041
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INITIAL DEAL                                                      TOTAL          CLASS A-1        CLASS A-2    OVERCOLLATERALIZATION
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Class Percentages                                                    100.00%            68.64%          30.36%           1.00%
Original Pool Balance                                         303,030,302.06    208,000,000.00   92,000,000.00    3,030,302.06
Note Balance Total                                            300,000,000.00    208,000,000.00   92,000,000.00
Number of Contracts                                                   16,418
Class Pass Through Rates                                                               1.5030%         2.8410%
Servicing Fee Rate                                                  1.75000%
Indenture Trustee Fee                                               0.00350%
Custodian Fee                                                       0.02000%
Backup Servicer Fee                                                 0.02150%
Insurance Premium Fee                                               0.35000%
Class C Certificate Rate                                            6.00000%
Initial Weighted Average APR                                       10.07510%
Initial Weighted Average Monthly
     Dealer Participation Fee Rate                                  0.00000%
Initial Weighted Average Adjusted APR (net of Monthly
      Dealer Participation) of Remaining Portfolio                 10.07510%
Initial Weighted Average Remaining Term                                64.74
Initial Weighted Average Original Term                                 68.01

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CURRENT MONTH CERTIFICATE
     BALANCES                                                     TOTAL          CLASS A-1        CLASS A-2
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BOP:
Total Pool Balance                                            220,168,862.81    125,138,560.73   92,000,000.00    3,030,302.06
Total Note Balance                                            207,533,770.13    115,533,770.13   92,000,000.00

EOP:
Number of Current Month Closed Contracts                                 443
Number of Reopened Loans                                                   0
Number of Contracts - EOP                                             12,615
Total Pool Balance  -  EOP                                    211,392,502.76    116,362,200.68   92,000,000.00    3,030,302.06
Total Note Balance - EOP                                      198,129,799.16    106,129,799.16   92,000,000.00

Class Collateral Pool Factors                                     0.66043266        0.51023942      1.00000000

Weighted Average APR of Remaining Portfolio                         9.94178%
Weighted Average Monthly Dealer Participation Fee Rate              0.00000%
Weighted Average Adjusted APR (net of Monthly
     Dealer Participation) of Remaining Portfolio                   9.94178%
Weighted Average Remaining Term                                        56.25
Weighted Average Original Term                                         68.32

                                                                     Page 1 of 6

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-A

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TOTAL DISTRIBUTION AMOUNT                                                                                        CONTRACTS
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     Monthly Payments:              Principal                                                 3,494,500.61
                                    Interest                                                  1,754,384.49
     Early Payoffs:                 Principal Collected                                       4,460,037.63
                                    Early Payoff Excess Servicing Compensation                    1,241.39
                                    Early Payoff Principal Net of Rule of 78s Adj.            4,458,796.24             374
                                    Interest                                                     44,904.19
     Liquidated Receivable:         Principal Collected                                          53,688.51
                                    Liquidated Receivable Excess Servicing Compensation               0.00
                                    Liquidated Receivable Principal Net of Rule of 78s Adj.      53,688.51              69
                                    Interest                                                       (331.28)
     Purchase Amount:               Principal                                                         0.00               0
                                    Interest                                                          0.00
                                                 Total Principal                              8,006,985.36
                                                 Total Interest                               1,798,957.40
                                                 Total Principal and Interest                 9,805,942.76
     Recoveries                                                                                 351,266.31
     Excess Servicing Compensation                                                                1,241.39
     Late Fees & Miscellaneous Fees                                                              50,837.28
     Collection Account Customer Cash                                                        10,209,287.74
     ADDITIONAL COLLECTION ACCOUNT CASH:
     Collection Account Investment Income                                                        12,288.47
     Available Funds                                                                         10,221,576.21

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                                                                                             DISTRIBUTION      SHORTFALL / DRAW
DISTRIBUTION                                                                                    AMOUNT         DEFICIENCY CLAIM
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                                                                                             10,221,576.21
Monthly Dealer Participation Fee                                                    0.00     10,221,576.21          0.00
Prior Unpaid Dealer Participation Fee                                               0.00     10,221,576.21
Servicing Fees:                         Current Month Servicing Fee           321,079.59
                                        Prior Period Unpaid Servicing Fee           0.00
                                        Late Fees & Miscellaneous Fees         50,837.28
                                        Excess Servicing Compensation           1,241.39
                                                     Total Servicing Fees:    373,158.26      9,848,417.95          0.00
Indenture Trustee Fee                                                             605.31      9,847,812.64          0.00
Custodian Fee                                                                   3,669.48      9,844,143.16          0.00
Backup Servicer Fee                                                             3,944.69      9,840,198.47          0.00
Prior Unpaid Indenture Trustee Fee                                                  0.00      9,840,198.47          0.00
Prior Unpaid Custodian Fee                                                          0.00      9,840,198.47          0.00
Prior Unpaid Backup Servicer Fee                                                    0.00      9,840,198.47          0.00

                                                                     Page 2 of 6

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-A

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                                                                                     DISTRIBUTION        SHORTFALL / DRAW
DISTRIBUTION CONTINUED                                                                  AMOUNT           DEFICIENCY CLAIM
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     Class A-1 Note Interest:             Current Month                 144,706.05    9,695,492.42            0.00
                                          Prior Carryover Shortfall           0.00    9,695,492.42
     Class A-2 Note Interest:             Current Month                 217,810.00    9,477,682.42            0.00
                                          Prior Carryover Shortfall           0.00    9,477,682.42
     Principal Payment Amount:            Current Month                       0.00    9,477,682.42            0.00
                                          Prior Carryover Shortfall           0.00    9,477,682.42
     Certificate Insurer:                 Reimbursement Obligations           0.00    9,477,682.42            0.00
                                          Premium                        57,788.66    9,419,893.76            0.00
     Class C Interest Payment Amount      Current Month                  24,181.70    9,395,712.06            0.00
                                          Prior Carryover Shortfall           0.00    9,395,712.06            0.00
     Supplemental Enhancement Account     Reimbursement                       0.00    9,395,712.06            0.00
     Expenses:                            Trust Collateral Agent              0.00    9,395,712.06            0.00
                                          Indenture Trustee                   0.00    9,395,712.06            0.00
                                          Backup Servicer                     0.00    9,395,712.06            0.00
                                          Custodian                           0.00    9,395,712.06            0.00
     Distribution to (from) the Spread Account                        9,395,712.06            0.00
     Distribution (from) the Supplemental Enhancement Account                 0.00            0.00

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LIQUIDATED RECEIVABLES AND CRAM DOWN LOSS
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                                                                                   Cumulative Cram Down Loss
Liquidated Receivables and Cram Down Loss:                                         Balance         Units
     BOP Liquidated Receivable Principal Balance      823,023.87                         39,262.76              11
     Cram Down Loss                                        39.33                             39.33               1
     Liquidation Principal Proceeds                    53,688.51
     Principal Loss                                   769,374.69
     Prior Month Cumulative Principal Loss LTD      3,689,036.50
     Cumulative Principal Loss LTD                  4,458,411.19                         39,302.09              12

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STATISTICAL INFORMATION
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DELINQUENCY STATUS:                 # OF CONTRACTS     AMOUNT      % OF TOTAL POOL BALANCE

     Current                              10,235  174,613,454.59            82.60%
     1-29 Days                             2,098   34,473,541.59            16.31%
     30-59 Days                              137    1,101,244.81             0.52%
     60-89 Days                               85      711,986.01             0.34%
     90-119 Days                              38      292,973.02             0.14%
     120 Days or More                         22      199,302.74             0.09%
                              Total       12,615  211,392,502.76           100.00%

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STATISTICAL INFORMATION CONTINUED
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TRIGGER ANALYSIS:
(SEE PAGE 6 OF 6 FOR TRIGGER AND EVENT OF DEFAULT THRESHOLDS)

                                                     Trigger          Trigger      Event of Default   Event of
                                    Current Month   Threshold          Event          Threshold        Default

Average Delinquency Ratio               0.78263%      6.00%             NO              8.00%            NO
Cumulative Default Rate                    1.74%      7.57%             NO              7.69%            NO
Cumulative Loss Rate                       0.81%      4.03%             NO              4.23%            NO

                                                                     Page 3 of 6

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-A

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STATISTICAL INFORMATION CONTINUED
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REPOSSESSION STATISTICS:
                                    CERTIFICATE INVENTORY                                         RECOVERY INVENTORY
                                    # OF CONTRACTS       AMOUNT*                                   # OF CONTRACTS      AMOUNT*

Prior Month Inventory                         22      417,109.72             Prior Month Inventory            13    240,227.79
Repurchased                                    0            0.00                       Repurchased             0          0.00
Adjusted Prior Month Inventory                22      417,109.72    Adjusted Prior Month Inventory            13    240,227.79
Current Month Repos                           13      261,646.39               Current Month Repos            36    668,689.64
Repos Actually Liquidated                     21      379,555.43      Repos from Trust Liquidation             0          0.00
Repos Liquidated at 60+ or 150+                0            0.00         Repos Actually Liquidated            38    698,123.03
Dealer Payoff                                  0            0.00                     Dealer Payoff             0          0.00
Redeemed / Cured                               1        8,907.51                  Redeemed / Cured             0          0.00
Purchased Repos                                0            0.00                   Purchased Repos             0          0.00
Current Month Inventory                       13      290,293.17           Current Month Inventory            11    210,794.40

                                    * The Prior Month Inventory reported this month may differ due to Payment or NSF activity.

LIQUIDATED RECEIVABLE AND CRAM DOWN LOSS STATISTICS:

                                  # OF CONTRACTS          AMOUNT
Current Month Balance                         69      823,063.20
Cumulative Balance                           383    4,913,267.74

Current Month Proceeds                                 53,357.23
Cumulative Proceeds                                   454,556.95

Current Month Recoveries                              351,266.31
Cumulative Recoveries                               1,994,812.37

                                                 RECEIVABLES LIQUIDATED AT 150 OR MORE DAYS
                                                 DELINQUENT, 60 OR MORE DAYS PAST THE DATE             CUMULATIVE RECEIVABLES
                                                 AVAILABLE FOR SALE AND BY ELECTION:                   LIQUIDATED AT 150+ AND 60+:

                                                         Balance             Units                         Balance      Units

Prior Month                                            58,820.84                 4                      109,253.56          6
Current Trust Liquidation Balance                           0.00                 0                            0.00          0
Current Monthly Principal Payments                       (164.89)
Cram Down Loss                                              0.00
Reopened Loan Due to NSF                                  883.42                 5
Current Repurchases                                         0.00
Current Recovery Sale Proceeds                              0.00                (6)
Deficiency Balance of Sold Vehicles                   (58,404.20)
EOP                                                     1,135.17                 3                      109,253.56          6

                                                                     Page 4 of 6

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-A

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STATISTICAL INFORMATION CONTINUED
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     SPREAD ACCOUNT RECONCILIATION
                                                                                   REQUISITE AMOUNT:  4,545,454.53
Total Deposit                                                         4,545,454.53
BOP Balance                                                           4,545,454.53
Remaining Distribution Amount                                         9,395,712.06
Investment Income                                                         8,258.91
Current Month Draw                                                            0.00
EOP Balance Prior to Distribution                                    13,949,425.50

Spread Account Release Amount                                         9,403,970.97

EOP Balance                                                           4,545,454.53

     Class A Principal Payment Amount                                 9,403,970.97
     Class C Supplemental Interest and Carryover Shortfall                    0.00
     Class R Certificateholder Distribution                                   0.00

     CLASS C SUPPLEMENTAL ENHANCEMENT ACCOUNT

Total Deposit                                                         6,818,181.80
BOP Balance                                                           4,836,339.07
Supplemental Enhancement Account Deposit                                      0.00
Current Month Draw                                                            0.00
Supplemental Enhancement Account Investment Earnings                     12,958.24
Supplemental Enhancement Account Investment Earnings Amount to
     Class C Certificateholder                                          (12,958.24)
Class C Supplemental Enhancement Amount Before Release                4,836,339.07

Supplemental Enhancement Account Release Amount                       1,505,246.93

EOP Balance                                                           3,331,092.14

Overcollateralization Amount                                         13,262,703.60

Current Month Total Enhancement Amount                               21,139,250.27          10.00%

Required Total Enhancement Amount                                    21,139,250.27          10.00%

                                                                     Page 5 of 6

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-A

TRIGGER EVENT AND EVENT OF DEFAULT THRESHOLDS:

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      CUMULATIVE LOSS:                                           CUMULATIVE GROSS DEFAULT:
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        UP TO MONTH      TRIGGER EVENT      EVENT OF DEFAULT      UP TO MONTH      TRIGGER EVENT      EVENT OF DEFAULT

              3               1.01%               1.27%                 3                2.02%               2.31%
              6               2.02%               2.33%                 6                4.03%               4.23%
              9               2.52%               2.96%                 9                4.79%               5.39%
             12               4.03%               4.23%                12                7.57%               7.69%
             15               4.58%               4.81%                15                8.71%               8.75%
             18               5.50%               5.77%                18               11.00%              10.49%
             21               6.00%               6.73%                21               11.54%              12.24%
             24               6.65%               7.31%                24               12.08%              13.28%
             27               7.07%               7.89%                27               12.86%              14.34%
             30               7.71%               8.46%                30               14.02%              15.38%
             33               8.14%               9.04%                33               14.80%              16.44%
             36               8.57%               9.42%                36               15.58%              17.14%
             39               8.79%               9.61%                39               15.98%              17.48%
             42               9.00%              10.00%                42               16.36%              18.18%
             45               9.00%              10.00%                45               16.36%              18.18%
             48               9.00%              10.00%                48               16.36%              18.18%
             51               9.00%              10.00%                51               16.36%              18.18%
             54               9.00%              10.00%                54               16.36%              18.18%
             57               9.00%              10.00%                57               16.36%              18.18%
             60               9.00%              10.00%                60               16.36%              18.18%
             63               9.00%              10.00%                63               16.36%              18.18%
             66               9.00%              10.00%                66               16.36%              18.18%
             69               9.00%              10.00%                69               16.36%              18.18%
             72               9.00%              10.00%                72               16.36%              18.18%
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     AVERAGE DELINQUENCY RATIO:
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     Up to Month          Trigger Event    Event of Default

             12               6.00%               8.00%
             24               7.00%               9.00%
             72               8.00%              10.00%
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Long Beach Acceptance Corp., as Servicer, certifies that all computations presented reflect accurate information as of December 31, 2004 and were performed in conformity with the Sale and Servicing Agreement dated March 1,
2004.

/s/ Maureen E. Morley
-----------------------------
Maureen E. Morley
Vice President and Controller

                                                                     Page 6 of 6